Contracted concessional assets	12 Months Ended
Dec. 31, 2018
Contracted concessional assets [Abstract]
Contracted concessional assets
Note 6.- Contracted concessional assets

Contracted concessional assets include fixed assets financed through project debt, related to service concession arrangements recorded in accordance with IFRIC 12, except for Palmucho, which is recorded in accordance with IAS 17, and PS10, PS20, Seville PV, Mini-Hydro and Chile TL3 which are recorded as property plant and equipment in accordance with IAS 16. Concessional assets recorded in accordance with IFRIC 12 are either intangible of financial assets. As of December 31, 2018, contracted concessional financial assets amount to $843,291 thousand ($936,004 thousand as of December 31, 2017).

For further details on the application of IFRIC 12 to projects, see Appendix III.

a)	The following table shows the movements of contracted concessional assets included in the heading “Contracted Concessional assets” for 2018:

Cost

Total as of January 1, 2018	10,633,769
Additions	10,463
Application of IFRS 16 – Leases (Note 2)	62,982
Subtractions	(92,814)
Change in the scope of the consolidated financial statements (Note 5)	170,040
Translation differences	(280,680)
Reclassification and other movements	(27,932)
Total as of December 31, 2018	10,475,828

Accumulated amortization

Total as of January 1, 2018	(1,549,499)
Adjustments arising from application of IFRS9 - Expected Credit Losses (Note 2)	(53,048)
Additions	(362,697)
Change in the scope of the consolidated financial statements (Note 5)	(14,131)
Translation differences	52,728
Total accum. amort. as of December 31, 2018	(1,926,647)
Net balance at December 31, 2018	8,549,181

During 2018, contracted concessional assets decreased primarily due to the effect of the depreciation of the Euro against the U.S. dollar for the year ended December 31, 2018 compared to the year ended December 31, 2017 and to the amortization charge for the year.

Other relevant movements in the cost of contracted concessional assets are an increase for the acquisition of new concessional assets (see Note 5), the impact of the application of IFRS 16, ´Leases´ from January 1, 2018 (see Note 2), partially offset by a decrease for the payments received from Abengoa by Solana in March and December 2018 further to Abengoa´s obligation as EPC Contractor (see Note 10).

Amortization and impairment amount includes the recognition of impairment provisions based on expected credit losses due to the application of IFRS 9, ´Financial instruments´ from January 1, 2018 (see Note 2).

The decrease included in “Reclassification and other movements” is mainly due to the reclassification from the long to the short term of the current portion of the contracted concessional financial assets.

Considering the lower production compared with the run-rate production expected for Solana due to the technical issues experienced since COD in the asset and the uncertainty around level of production in the future, the Company identified a triggering event of impairment during the year 2018 in compliance with IAS 36, Impairment of Assets. As a result, an impairment test has been performed resulting in the recording of an impairment loss of $42,721 thousand as of December 31, 2018.

The impairment has been recorded within the line “Depreciation, amortization and impairment charges” of the consolidated income statement, decreasing the amount of “Contracted concessional assets” pertaining to the Renewable energy sector and North America geography. The recoverable amount considered is the value in use and amounts to $1,141,209 thousand for Solana, as of December 31, 2018. A specific discount rate has been used in each year considering changes in the debt/equity leverage ratio over the useful life of this project, resulting in the use of a range of discount rates between 5.0% and 5.8%.

An adverse change in the key assumptions which are individually used for the valuation could lead to future impairment recognition; specifically, a 5% decrease in generation over the entire remaining useful life (PPA) of the project would generate an additional impairment of approximately $72 million. An increase of 50 basis points in the discount rate would lead to an additional impairment of approximately $50 million.

In addition, the Company identified a triggering event of impairment for Mojave as a result of the negative credit outlooks of Pacific Gas and Electric Company, the offtaker of the plant, as of December 31, 2018 (see Note 23.2 for further details). This project is within the Renewable energy sector and North America geography. The Company therefore performed an impairment test as of December 31, 2018, which resulted in the recoverable amount (value in use) exceeding the carrying amount of the asset by 10%. To determine the value in use of the asset, a specific discount rate has been used in each year considering changes in the debt/equity leverage ratio over the useful life of this project, resulting in the use of a range of discount rates between 4.6% and 5.8%.

An adverse change in the key assumptions which are individually used for the valuation would not lead to future impairment recognition; neither in case of a 5% decrease in generation over the entire remaining useful life (PPA) of the project nor in case of an increase of 50 basis points in the discount rate.

b)	The following table shows the movements of contracted concessional assets included in the heading “Contracted Concessional assets” for 2017:

Cost

Total as of January 1, 2017	10,067,596
Additions	15,426
Subtractions	(42,500)
Translation differences	593,247
Total as of December 31, 2017	10,633,769

Accumulated amortization

Total as of January 1, 2017	(1,143,324)
Additions	(309,846)
Translation differences	(96,329)
Total accum. amort. as of December 31, 2017	(1,549,499)
Net balance at December 31, 2017	9,084,270

During 2017 contracted concessional assets increased primarily due to the effect of appreciation of the Euro against the U.S. dollar for the year ended December 31, 2017 compared to the year ended December 31, 2016, this effect has been partially compensated by the amortization charge for the year.

The decrease relates to the indemnity received from Abengoa by Solana in December 2017 further to Abengoa´s obligation as EPC Contractor (see Note 10).

No losses from impairment of contracted concessional assets were recorded during the year ended December 31, 2017.